EXHIBIT 32.2
          Certification of the Principal Financial Officer pursuant to
                 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this quarterly report of Espey Mfg. & Electronics Corp. (the "Company") on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, David O'Neil, Treasurer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2006


                                                 /s/ David O'Neil
                                                 ---------------------------
                                                 David O'Neil, Treasurer and
                                                 Principal Financial Officer


                                       17